STATEMENT OF INVESTMENTS
BNY Mellon Research Growth Fund, Inc.

November 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Capital Goods - 7.8%
AMETEK Inc.	181,988		25,918,731
Howmet Aerospace Inc.	471,897		17,776,360
Ingersoll Rand Inc.	479,662		25,887,358
Trane Technologies PLC	169,629		30,265,206
			99,847,655
Commercial & Professional Services - 1.8%
Cintas Corp.	49,840		23,015,115
Consumer Durables & Apparel - 1.5%
Lululemon Athletica Inc.	23,880	[a]	9,081,803
Peloton Interactive Inc., Cl. A	895,064	[a,b]	10,185,828
			19,267,631
Consumer Services - 1.9%
Booking Holdings Inc.	11,923	[a]	24,793,282
Diversified Financials - .5%
CME Group Inc.	34,546		6,097,369
Energy - 4.7%
EQT Corp.	925,107		39,233,788
Schlumberger Ltd.	398,703		20,553,140
			59,786,928
Food & Staples Retailing - .6%
Sysco Corp.	93,920		8,125,019
Health Care Equipment & Services - 10.4%
Align Technology Inc.	81,104	[a]	15,949,913
DexCom Inc.	357,304	[a]	41,547,309
Edwards Lifesciences Corp.	241,399	[a]	18,648,073
Humana Inc.	61,909		34,043,759
Intuitive Surgical Inc.	86,081	[a]	23,275,442
			133,464,496
Household & Personal Products - 1.1%
The Estee Lauder Companies, Cl. A	61,033		14,390,971
Insurance - .9%
Assurant Inc.	85,079		10,908,829
Materials - 2.0%
Alcoa Corp.	510,890		25,610,916
Media & Entertainment - 8.9%
Alphabet Inc., Cl. C	896,747	[a]	90,974,983
Match Group Inc.	97,073	[a]	4,908,011
Netflix Inc.	30,170	[a]	9,217,840

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Media & Entertainment - 8.9% (continued)
The Walt Disney Company	95,073	[a]	9,304,795
			114,405,629
Pharmaceuticals Biotechnology & Life Sciences - 11.0%
Bio-Techne Corp.	159,328		13,541,287
Danaher Corp.	73,229		20,021,541
Eli Lilly & Co.	139,477		51,757,125
Horizon Therapeutics PLC	204,739	[a]	20,533,274
Illumina Inc.	62,363	[a]	13,600,123
Repligen Corp.	74,141	[a]	13,259,376
Seagen Inc.	65,700	[a]	7,975,323
			140,688,049
Retailing - 7.6%
Amazon.com Inc.	866,645	[a]	83,665,908
Chewy Inc., Cl. A	272,225	[a,b]	11,741,064
Farfetch Ltd., Cl. A	317,287	[a]	2,696,940
			98,103,912
Semiconductors & Semiconductor Equipment - 6.2%
Applied Materials Inc.	168,188		18,433,405
Marvell Technology Inc.	285,916		13,300,812
NVIDIA Corp.	279,991		47,382,877
			79,117,094
Software & Services - 22.3%
Ansys Inc.	60,961	[a]	15,502,382
Bill.com Holdings Inc.	76,055	[a]	9,158,543
Block Inc.	511,127	[a]	34,639,077
CrowdStrike Holdings Inc., CI. A	69,328	[a]	8,156,439
Datadog Inc., Cl. A	91,149	[a]	6,907,271
HubSpot Inc.	43,605	[a]	13,213,623
Microsoft Corp.	445,773		113,734,523
Roper Technologies Inc.	32,303		14,177,464
Salesforce Inc.	135,940	[a]	21,784,385
Shopify Inc., Cl. A	619,321	[a]	25,317,843
Twilio Inc., Cl. A	387,435	[a]	18,992,064
Zoom Video Communications Inc., CI. A	58,973	[a]	4,448,333
			286,031,947
Technology Hardware & Equipment - 8.9%
Apple Inc.	656,892		97,239,723
Zebra Technologies Corp., Cl. A	62,255	[a]	16,826,281
			114,066,004
Transportation - .9%
Uber Technologies Inc.	415,676	[a]	12,112,799
Total Common Stocks (cost $895,200,477)			1,269,833,645

	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,896,621)	3.94	13,896,621	[c]	13,896,621

Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $20,642,672)	3.94	20,642,672	[c]	20,642,672
Total Investments (cost $929,739,770)		101.7%		1,304,372,938
Liabilities, Less Cash and Receivables		(1.7%)		(21,195,286)
Net Assets		100.0%		1,283,177,652

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2022, the value of the fund’s securities on loan was $21,707,587 and the value of the collateral was $20,642,672. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Research Growth Fund, Inc.

November 30, 2022 (Unaudited)

The following is a summary of the inputs used as of November 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,269,833,645	-	-	1,269,833,645
Investment Companies	34,539,293	-	-	34,539,293

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At November 30, 2022, accumulated net unrealized appreciation on investments was $374,633,168, consisting of $528,586,060 gross unrealized appreciation and $153,952,892 gross unrealized depreciation.

At November 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.